ADVANCED SERIES TRUST

AST BlackRock Multi-Asset Income Portfolio

Supplement dated April 2, 2018

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for the AST BlackRock Multi-Asset Income Portfolio (the Portfolio). The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Trust Prospectus and SAI.

At a meeting of the shareholders of the Portfolio held on March 30, 2018, shareholders approved the Plan of Substitution of the Portfolio. The Portfolio will be liquidated as of the close of business on April 27, 2018 (the Liquidation Date). On or prior to the Liquidation Date, contract owners with assets in the Portfolio may transfer to another investment option under their contracts without such transfer counting towards the number of permitted transfers per year. Under the Plan of Substitution, any contract owner’s investments in the Portfolio as of the Liquidation Date will be transferred to the AST Government Money Market Portfolio (the Money Market Portfolio, and such transfer, the Substitution). Prior to the Substitution, contract owners may transfer their investment from the Portfolio to another investment option under their contract and such transfer will not count towards the number of permitted transfers per year. After the Substitution, contract owners may transfer their investment from the Money Market Portfolio to another investment option under their contract and such transfer will not count towards the number of permitted transfers per year, provided that such transfer occurs within 90 days after the date of the Substitution.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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